Exhibit 99.1

Weekly Cash Forecast - NewPage

Submitted January 24, 2016

($ in Millions)		Week 1		Week 2	Week 3	Week 4	Week 5	Week 6	Week 7	Week 8	Week 9	Week 10	Week 11	Week 12	Week 13	Total
		Prepetition		Post Petition
		Fcst	DIP Closing	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst	Fcst
Week Ending	Footnotes	22-Jan	Adjustments	29-Jan	5-Feb	12-Feb	19-Feb	26-Feb	4-Mar	11-Mar	18-Mar	25-Mar	1-Apr	8-Apr	15-Apr	12 Weeks
CASH RECEIPTS
Operating Receipts	[1]	$24.9	—	$37.8	$38.8	$37.6	$37.5	$38.5	$37.5	$38.5	$37.5	$38.5	$37.5	$39.0	$40.5	$484.0
Other Receipts	[2]	—	—	(0.8)	0.4	0.0	0.0	0.0	0.4	0.0	0.0	0.0	0.4	—	—	0.6

Total Receipts		24.9	—	37.0	39.2	37.6	37.5	38.5	37.9	38.5	37.5	38.5	37.9	39.0	40.5	484.7

CASH DISBURSEMENTS
Chemicals	[3]	(7.7)	—	(9.7)	(5.3)	(9.1)	(4.9)	(3.9)	(5.9)	(2.5)	(3.5)	(7.7)	(4.9)	(8.3)	(4.9)	(78.4)
Wood and Pulp	[4]	(10.4)	—	(10.9)	(4.9)	(5.2)	(9.6)	(11.9)	(12.1)	(12.3)	(10.4)	(8.3)	(7.0)	(8.0)	(8.0)	(118.8)
Energy	[5]	(5.5)	—	(0.8)	(1.0)	(7.2)	(1.5)	(1.1)	(1.1)	(1.9)	(6.4)	(1.6)	(1.1)	(1.8)	(4.8)	(35.9)

Production Related		(23.6)	—	(21.3)	(11.2)	(21.4)	(16.1)	(17.0)	(19.1)	(16.7)	(20.2)	(17.6)	(13.0)	(18.2)	(17.7)	(233.1)

Employee Costs	[6]	(2.3)	—	(15.7)	(2.8)	(7.8)	(2.3)	(17.7)	(2.8)	(7.8)	(2.3)	(7.8)	(10.7)	(2.5)	(13.3)	(95.5)

Freight and Warehouse	[7]	(3.4)	—	(3.9)	(4.0)	(2.0)	(2.0)	(1.9)	(1.9)	(3.9)	(3.9)	(3.9)	(3.9)	(3.8)	(3.8)	(42.2)
Taxes and Insurance	[8]	(1.9)	—	(0.7)	(0.2)	(0.1)	(1.9)	(0.3)	(0.1)	(0.0)	(0.4)	(0.0)	(0.1)	(0.1)	(0.1)	(5.9)
Customer Rebates	[9]	(0.0)	—	(0.0)	(4.2)	(3.7)	(3.6)	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	(0.4)	(0.4)	(15.3)

Corporate Items		(5.3)	—	(4.7)	(8.3)	(5.7)	(7.5)	(2.7)	(2.5)	(4.4)	(4.7)	(4.4)	(4.5)	(4.3)	(4.3)	(63.3)

Capex	[10]	(3.2)	—	(1.8)	(1.3)	(1.1)	(0.8)	(0.5)	(0.6)	(0.6)	(0.5)	(0.9)	(0.9)	(0.9)	(0.9)	(13.9)
SG&A	[11]	(0.0)	—	(0.1)	(0.3)	(1.1)	(0.7)	(0.7)	(1.4)	(0.7)	(0.7)	(1.4)	(0.7)	(1.0)	(1.0)	(9.9)
Overhead and Maintenance	[12]	(4.0)	—	(4.5)	(5.2)	(4.7)	(4.6)	(4.5)	(3.8)	(4.4)	(4.4)	(3.9)	(4.5)	(4.0)	(4.0)	(56.5)
Other	[13]	1.0	—	(10.1)	—	—	—	—	—	—	—	—	—	—	—	(9.1)

Other Disbursements		(6.2)	—	(16.4)	(6.8)	(6.9)	(6.1)	(5.7)	(5.8)	(5.7)	(5.6)	(6.2)	(6.1)	(5.9)	(5.9)	(89.4)

SSA Payments	[14]	—	—	(3.5)	(3.5)	—	—	—	—	(3.5)	—	—	—	(3.5)	—	(14.0)
Approved Bankruptcy Payments	[15]	—	—	(5.8)	(10.8)	(5.8)	(5.8)	(3.3)	(3.3)	(3.3)	(3.3)	(0.5)	(0.5)	(0.5)	(0.5)	(43.0)
Professional Fees	[16]	—	—	—	—	—	—	—	(1.0)	—	(2.3)	—	(1.0)	—	(2.3)	(6.5)

Restructuring Payments		—	—	(9.3)	(14.3)	(5.8)	(5.8)	(3.3)	(4.2)	(6.8)	(5.5)	(0.5)	(1.5)	(4.0)	(2.8)	(63.5)

Interest and Fees	[17]	—	(12.8)	—	—	—	(0.5)	—	—	—	(0.5)	—	—	—	(4.9)	(18.6)

Total Disbursements		(37.3)	(12.8)	(67.4)	(43.3)	(47.6)	(38.3)	(46.4)	(34.4)	(41.3)	(38.9)	(36.4)	(35.8)	(34.9)	(48.9)	(563.4)

Net Weekly Cash Flows		(12.4)	(12.8)	(30.4)	(4.1)	(9.9)	(0.8)	(7.9)	3.6	(2.8)	(1.4)	2.1	2.2	4.1	(8.4)	(78.7)

Beginning Cash		—	—	—	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0
Net Weekly Cash Flows		(17.5)	(12.8)	(30.4)	(4.1)	(9.9)	(0.8)	(7.9)	3.6	(2.8)	(1.4)	2.1	2.2	4.1	(8.4)
Net Revolver Draws/(Payments)		17.5	12.8	30.4	4.1	9.9	0.8	7.9	(3.6)	2.8	1.4	(2.1)	(2.2)	(4.1)	8.4	83.8

Ending Cash		—	—	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0

LIQUIDITY
DIP Term Loan Bal. ($125M Interim Facility)		—	125.0	125.0	125.0	125.0	125.0	125.0	125.0	175.0	175.0	175.0	175.0	175.0	175.0

ABL Commitment		350.0	(25.0)	325.0	325.0	325.0	325.0	325.0	325.0	325.0	325.0	325.0	325.0	325.0	325.0
Borrowing Base Shortfall		(100.6)	—	(75.6)	(75.6)	(61.8)	(61.8)	(59.4)	(59.4)	(59.0)	(59.0)	(62.8)	(62.8)	(73.3)	(73.3)

Net Commitment		249.4	(25.0)	249.4	249.4	263.2	263.2	265.6	265.6	266.0	266.0	262.2	262.2	251.7	251.7

Outstanding Borrowings		(205.4)	112.3	(124.5)	(128.6)	(138.6)	(139.3)	(147.2)	(143.6)	(146.4)	(147.7)	(145.6)	(143.4)	(139.3)	(147.7)
Letters of Credit		(51.0)	—	(51.0)	(51.0)	(51.0)	(51.0)	(51.0)	(51.0)	(51.0)	(51.0)	(51.0)	(51.0)	(51.0)	(51.0)

Total Required Usage		(256.4)	162.3	(175.5)	(179.6)	(189.6)	(190.3)	(198.2)	(194.6)	(197.4)	(198.7)	(196.6)	(194.4)	(190.3)	(198.7)

Net Liquidity		(7.0)	112.3	74.9	70.8	74.6	73.9	68.4	72.0	119.6	118.3	116.6	118.7	112.4	104.1

Carve-Out Reserve				(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)
Mid-Month Borrowing Base Reserve				—	—	—	—	(2.5)	(2.5)	—	—	(2.5)	(2.5)	—	—
Minimum Excess Availability				(15.0)	(15.0)	(15.0)	(15.0)	(15.0)	(15.0)	(15.0)	(15.0)	(15.0)	(15.0)	(15.0)	(15.0)

Liquidity Available to Company				$54.9	$50.8	$54.6	$53.9	$45.9	$49.5	$99.6	$98.3	$94.1	$96.2	$92.4	$84.1

NewPage

Global Assumptions for 13-Week Cash Forecast

[1]	Operating Receipts

Sales are forecasted on a monthly basis by the commercial team. A review of current AR balances drive collections in the first 3 weeks of the forecast and a 28 day DSO assumption is used thereafter.

[2]	Other Receipts

Generally relate to benefits receipts for premium reimbursements on health insurance from Aon/Hewitt and renewable energy credit proceeds.

[3]	Chemicals

Forecast comes from the FP&A group. Titanium dioxide of $1.5M (for NewPage alone) is typically paid once a month which often drives the higher than typical weeks.

[4]	Wood And Pulp

Forecast is developed by the fiber supply/procurement group. These vendors are typically family run operations and are mostly paid on short terms (~7 days).

[5]	Energy

Includes payments for all fuels including natural gas, electricity, fuel oil, wood and others. Spend is typically $4.5M/week on a consolidated basis but adjustments are made for timing in the near term portion of the forecast. The NewPage monthly payment to CWPCO of $3.5M drives the larger weeks in the forecast period (WE 2/12, 3/18, 4/15).

[6]	Employee Costs

Includes payroll, health insurance, employee benefits, 401(k), pension obligations etc. There are weekly, bi-weekly and monthly pay cycles. The PBGC mandates quarterly sponsor contributions in the middle of the first month of each quarter (~$4.3M quarterly for NP). The forecast assumes deferral of 401(k) contributions of $6.5M which may need to be paid in Jan-Mar.

[7]	Freight and Warehouse

Vendors typically paid on terms of 10-60 days with an average spend of about $4M/week. Freight spend is over 90% of this line item. After their last bankruptcy, NewPage had longer than industry standard terms on freight arising from Trade Agreements.

[8]	Taxes and Insurance

Includes all tax and insurance related payments. The two largest items are property taxes and property insurance. For NewPage, the $1.9M amounts in WE 1/22 and 2/19 primarily relate to property taxes.

[9]	Customer Rebates

Customer Rebates come in the form of credit memos to reduce net sales and cash payments to customers. This version of the forecast assumes $5M of rebate credits will be issued, but $8.9M are currently accrued. There is risk that customers might short pay invoices to take their own rebates. Currently the Company decides when to issue rebate credits and that timing has been delayed to preserve liquidity. Customer Rebate payments generally are lumpy and hard to predict.

[10]	Capex

Forecast is based on business plan and includes some catch-up of pent up budgeted amounts not yet spent. 85% of forecasted spend relates to maintenance Capex.

[11]	SG&A

Relates to outside IT services ($800k/mo to Accenture), outside consultants (FP&A, Accounting, Benefits), corporate office costs, software licenses, travel costs, etc.

[12]	Overhead and Maintenance

Relates to operating costs at the mills and is forecasted based on pending invoices and historical run rate. Company is facing reduced CIA terms on maintenance projects.

[13]	Other

Used for actual payments that are hard to classify like P-Card payments, ACH returns, vendors who relate to multiple categories, payments without vendor codes, etc. This line item is also used to account for Canadian dollar FX fluctuations. The $10.1M disbursement for NP in the WE 1/29 relates to repurchase of Stores Inventory.

[14]	SSA Payments

Assumes NewPage will pay Verso $3.5M for shared services on the 8th of each month.

[15]	Bankruptcy Approved Payments

Includes payments for prepetition amounts that have been approved by the Court: critical vendor payments, shippers/warehousemen/lien payments, 503(b)(9) payments, Utility Deposits. See Chapter 11 Adjustments schedule for line item detail.

[16]	Professional Fees

Assumes Professional Fees will be paid by both Verso and NewPage depending on the engaging entity.

[17]	Interest and Fees

Includes closing costs on the DIP and interest on the DIP facilities.

Global Notes:

[a]	Fluctuating disbursements in certain weeks is primarily due to changing vendor payment terms arising from executing favorable trade agreements with vendors who receive payments on court approved prepetition amounts